Exhibit 99

Jefferies Reports Fiscal Fourth Quarter 2016 Financial Results

NEW YORK--(BUSINESS WIRE)--December 20, 2016--Jefferies Group LLC today announced financial results for its fiscal fourth quarter 2016.

Highlights for the three months ended November 30, 2016:

  Total Net Revenues of $742 million
  Investment Banking Net Revenues of $415 million
  Total Equities and Fixed Income Net Revenues of $325 million
  Earnings Before Income Taxes of $97 million
  Net Earnings of $87 million

Rich Handler, Chairman and Chief Executive Officer, and Brian Friedman, Chairman of the Executive Committee, commented: "We are pleased with our fourth quarter results, which reflect a strong performance in investment banking, a solid performance from our core equities business, and a continuing significant improvement in our fixed income results. Our investment banking results benefited from a record quarter of advisory fees, as well as increasingly active new issue capital markets. Our strong finish to the year, combined with the continued positive momentum in all of our businesses, positions us well for 2017. We thank our clients, our employees, our shareholders, our bondholders and all our business partners for their continued support."

The attached financial tables should be read in conjunction with our Quarterly Report on Form 10-Q for the quarter ended August 31, 2016 and our Annual Report on Form 10-K for the year ended November 30, 2015. Amounts herein pertaining to November 30, 2016 represent a preliminary estimate as of the date of this earnings release and may be revised in our Annual Report on Form 10-K for the year ended November 30, 2016.

This release contains "forward-looking statements" within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements about our future results and performance, including our future market share and expected financial results. It is possible that the actual results may differ materially from the anticipated results indicated in these forward-looking statements. Please refer to our most recent Annual Report on Form 10-K for a discussion of important factors that could cause actual results to differ materially from those projected in these forward-looking statements.

Jefferies, the world's only independent full-service global investment banking firm focused on serving clients for over 50 years, is a leader in providing insight, expertise and execution to investors, companies and governments. Our firm provides a full range of investment banking, sales, trading, research and strategy across the spectrum of equities, fixed income and foreign exchange, as well as wealth management, in the Americas, Europe and Asia. Jefferies Group LLC is a wholly-owned subsidiary of Leucadia National Corporation (NYSE:LUK), a diversified holding company.

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JEFFERIES GROUP LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
(Amounts in Thousands)
(Unaudited)

	Quarter Ended
	November 30, 2016	August 31, 2016	November 30, 2015

Revenues:
Commissions and other fees	$157,549	$152,044	$146,288
Principal transactions	137,362	167,483	(38,534)
Investment banking	415,067	294,930	372,930
Asset management fees and investment income from managed funds	1,319	15,877	8,020
Interest income	202,002	213,716	221,962
Other revenues	26,661	19,791	(8,736)
Total revenues	939,960	863,841	701,930
Interest expense	198,191	209,391	188,843
Net revenues	741,769	654,450	513,087

Non-interest expenses:
Compensation and benefits	427,451	376,438	284,647

Non-compensation expenses:
Floor brokerage and clearing fees	42,946	40,189	40,680
Technology and communications	66,396	64,512	78,918
Occupancy and equipment rental	26,635	24,987	26,567
Business development	25,405	20,259	27,098
Professional services	29,763	29,761	27,613
Other	26,644	17,582	18,026
Total non-compensation expenses	217,789	197,290	218,902
Total non-interest expenses	645,240	573,728	503,549
Earnings before income taxes	96,529	80,722	9,538
Income tax expense (benefit)	9,454	39,564	(10,572)
Net earnings	87,075	41,158	20,110
Net earnings (loss) attributable to noncontrolling interests	(105)	(11)	148
Net earnings attributable to Jefferies Group LLC	$87,180	$41,169	$19,962

Pretax operating margin	13.0%	12.3%	1.9%
Effective tax rate (1)	9.8%	49.0%	(110.8)%

(1)	The effective tax rate for the three months ended November 30, 2016 is impacted by revisions to previously forecasted results.

JEFFERIES GROUP LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
(Amounts in Thousands)
(Unaudited)

	Year Ended November 30,
	2016	2015

Revenues:
Commissions and other fees	$611,574	$659,002
Principal transactions	519,652	172,608
Investment banking	1,193,973	1,439,007
Asset management fees and investment income from managed funds	31,062	8,015
Interest income	857,838	922,189
Other revenues	19,724	74,074
Total revenues	3,233,823	3,274,895
Interest expense	819,209	799,654
Net revenues	2,414,614	2,475,241

Non-interest expenses:
Compensation and benefits	1,568,948	1,467,131

Non-compensation expenses:
Floor brokerage and clearing fees	167,205	199,780
Technology and communications	262,396	313,044
Occupancy and equipment rental	101,133	101,138
Business development	93,105	105,963
Professional services	112,562	103,972
Other	79,293	69,986
Total non-compensation expenses	815,694	893,883
Total non-interest expenses	2,384,642	2,361,014
Earnings before income taxes	29,972	114,227
Income tax expense	14,566	18,898
Net earnings	15,406	95,329
Net earnings (loss) attributable to noncontrolling interests	(28)	1,795
Net earnings attributable to Jefferies Group LLC	$15,434	$93,534

Pretax operating margin	1.2%	4.6%
Effective tax rate	48.6%	16.5%

JEFFERIES GROUP LLC AND SUBSIDIARIES
SELECTED STATISTICAL INFORMATION
(Amounts in Thousands, Except Other Data)
(Unaudited)

	Quarter Ended
	November 30, 2016	August 31, 2016	November 30, 2015
Revenues by Source
Equities	$175,960	$148,308	$122,693
Fixed income (1)	149,423	195,335	9,444
Total Equities and Fixed Income	325,383	343,643	132,137

Equity	62,085	68,218	93,547
Debt	128,706	72,473	68,705
Capital markets	190,791	140,691	162,252
Advisory	224,276	154,239	210,678
Total investment banking	415,067	294,930	372,930

Asset management fees and investment income from managed funds:
Asset management fees	633	7,610	5,864
Investment income from managed funds	686	8,267	2,156
Total	1,319	15,877	8,020
Net revenues	$741,769	$654,450	$513,087

Other Data
Number of trading days	63	65	63
Number of trading loss days	11	8	22
Number of trading loss days excluding KCG	4	4	23

Average firmwide VaR (in millions) (2)	$8.46	$6.62	$9.72
Average firmwide VaR excluding KCG (in millions) (2)	$5.93	$4.48	$8.46

(1)	The results for the quarter ended November 30, 2015 include $0.4 million of negative revenues globally from the Bache business. During the second quarter of 2016, we completed the exit of the Bache business.
(2)	VaR estimates the potential loss in value of our trading positions due to adverse market movements over a one-day time horizon with a 95% confidence level. For a further discussion of the calculation of VaR, see "Value-at-Risk" in Part II, Item 7 "Management's Discussion and Analysis" in our Annual Report on Form 10-K for the year ended November 30, 2015.

JEFFERIES GROUP LLC AND SUBSIDIARIES
SELECTED STATISTICAL INFORMATION
(Amounts in Thousands, Except Other Data)
(Unaudited)

	Twelve Months Ended
	November 30, 2016	November 30, 2015
Revenues by Source
Equities	$549,553	$757,447
Fixed income (1)	640,026	270,772
Total Equities and Fixed income	1,189,579	1,028,219

Equity	235,207	408,474
Debt	304,576	398,179
Capital markets	539,783	806,653
Advisory	654,190	632,354
Total investment banking	1,193,973	1,439,007

Asset management fees and investment income (losses) from managed funds:
Asset management fees	26,412	31,819
Investment income (losses) from managed funds	4,650	(23,804)
Total	31,062	8,015
Net revenues	$2,414,614	$2,475,241

Other Data
Number of trading days	253	252
Number of trading loss days	38	64
Number of trading loss days excluding KCG	21	55

Average firmwide VaR (in millions) (2)	$7.91	$12.39
Average firmwide VaR excluding KCG (in millions) (2)	$5.77	$9.97

(1)	The results for the nine months ended November 30, 2015 include $80.2 million of net revenues globally from the Bache business. During the second quarter of 2016, we completed the exit of the Bache business.
(2)	VaR estimates the potential loss in value of our trading positions due to adverse market movements over a one-day time horizon with a 95% confidence level. For a further discussion of the calculation of VaR, see "Value-at-Risk" in Part II, Item 7 "Management's Discussion and Analysis" in our Annual Report on Form 10-K for the year ended November 30, 2015.

JEFFERIES GROUP LLC AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Amounts in Millions, Except Where Noted)
(Unaudited)

	Quarter Ended
	November 30, 2016	August 31, 2016	November 30, 2015

Financial position:
Total assets (1)	$36,941	$38,128	$38,564
Average total assets for the period (1)	$43,412	$42,270	$48,722
Average total assets less goodwill and intangible assets for the period (1)	$41,560	$40,408	$46,835

Cash and cash equivalents (1)	$3,529	$3,159	$3,510
Cash and cash equivalents and other sources of liquidity (1) (2)	$5,303	$4,873	$4,940
Cash and cash equivalents and other sources of liquidity - % total assets (1) (2)	14.4%	12.8%	12.8%
Cash and cash equivalents and other sources of liquidity - % total assets less goodwill and intangible assets (1) (2)	15.1%	13.4%	13.5%

Financial instruments owned (1)	$13,810	$14,328	$16,559
Goodwill and intangible assets (1)	$1,847	$1,856	$1,882

Total equity (including noncontrolling interests)	$5,371	$5,327	$5,509
Total member's equity	$5,370	$5,321	$5,482
Tangible member's equity (3)	$3,523	$3,465	$3,600

Level 3 financial instruments:
Level 3 financial instruments owned (1) (4)	$413	$434	$542
Level 3 financial instruments owned - % total assets (1)	1.1%	1.1%	1.4%
Level 3 financial instruments owned - % total financial instruments (1)	3.0%	3.0%	3.3%
Level 3 financial instruments owned - % tangible member's equity (1)	11.7%	12.5%	15.1%

Other data and financial ratios:
Total long-term capital (1) (5)	$10,501	$10,803	$10,797
Leverage ratio (1) (6)	6.9	7.2	7.0
Adjusted leverage ratio (1) (7)	8.6	8.7	8.7
Tangible gross leverage ratio (1) (8)	10.0	10.5	10.2

Number of trading days	63	65	63
Number of trading loss days	11	8	22
Number of trading loss days excluding KCG	4	4	23
Average firmwide VaR (9)	$8.46	$6.62	$9.72
Average firmwide VaR excluding KCG (9)	$5.93	$4.48	$8.46

Number of employees, at period end	3,329	3,323	3,557

JEFFERIES GROUP LLC AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS - FOOTNOTES

(1)	Amounts pertaining to November 30, 2016 represent a preliminary estimate as of the date of this earnings release and may be revised in our Annual Report on Form 10-K for the year ended November 30, 2016.

(2)	At November 30, 2016, other sources of liquidity include high quality sovereign government securities and reverse repurchase agreements collateralized by U.S. government securities and other high quality sovereign government securities of $1,455 million, in aggregate, and $319 million, being the total of the estimated amount of additional secured financing that could be reasonably expected to be obtained from our financial instruments that are currently not pledged at reasonable financing haircuts. The corresponding amounts included in other sources of liquidity at August 31, 2016 were $1,384 million and $330 million, respectively, and at November 30, 2015, were $1,266 million and $164 million, respectively. The amounts included in other sources of liquidity at August 31, 2016 and November 30, 2015 have been reduced by $147 million and $141 million, respectively, from what was previously disclosed, to reflect adjustments for certain securities that have subsequently been identified to have been encumbered at such dates.

(3)	Tangible member's equity (a non-GAAP financial measure) represents total member's equity less goodwill and identifiable intangible assets. We believe that tangible member's equity is meaningful for valuation purposes, as financial companies are often measured as a multiple of tangible member's equity, making these ratios meaningful for investors.

(4)	Level 3 financial instruments represent those financial instruments classified as such under Accounting Standards Codification 820, accounted for at fair value and included within Financial instruments owned.

(5)	At November 30, 2016, August 31, 2016 and November 30, 2015, total long-term capital includes our long-term debt of $5,131 million, $5,476 million and $5,288 million, respectively, and total equity. Long-term debt included in total long-term capital is reduced by the amount of debt maturing in less than one year, where applicable.

(6)	Leverage ratio equals total assets divided by total equity.

(7)	Adjusted leverage ratio (a non-GAAP financial measure) equals adjusted assets divided by tangible total equity, being total equity less goodwill and identifiable intangible assets. Adjusted assets (a non-GAAP financial measure) equals total assets less securities borrowed, securities purchased under agreements to resell, cash and securities segregated, goodwill and identifiable intangibles plus financial instruments sold, not yet purchased (net of derivative liabilities). At November 30, 2016, August 31, 2016 and November 30, 2015, adjusted assets were $30,352 million, $30,318 million and $31,675 million, respectively. We believe that adjusted assets is a meaningful measure as it excludes certain assets that are considered of lower risk as they are generally self-financed by customer liabilities through our securities lending activities.

(8)	Tangible gross leverage ratio (a non-GAAP financial measure) equals total assets less goodwill and identifiable intangible assets divided by tangible member's equity. The tangible gross leverage ratio is used by rating agencies in assessing our leverage ratio.

(9)	VaR estimates the potential loss in value of our trading positions due to adverse market movements over a one-day time horizon with a 95% confidence level. For a further discussion of the calculation of VaR, see "Value-at-Risk" in Part II, Item 7 "Management's Discussion and Analysis" in our Annual Report on Form 10-K for the year ended November 30, 2015.

CONTACT:
For further information:
Jefferies Group LLC
Peregrine C. Broadbent, 212-284-2338
Chief Financial Officer